UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

ASSEMBLY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11711 N. Meridian St., Suite 310 Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(833) 509-4583

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Assembly Biosciences, Inc. Annual Meeting of Stockholders held on May 17, 2019 (the “Annual Meeting”), the stockholders of Assembly Biosciences, Inc. (the “Company”) approved the Amendment No. 1 (the “Amendment”) to the Assembly Biosciences, Inc. 2018 Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 1,900,000 shares of common stock to 3,000,000. The Amendment also includes a technical change that does not affect the substantive rights of participants under the 2018 Plan.

A summary of the material terms of the 2018 Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2019 (the “Proxy Statement”) and is incorporated herein by reference. That summary is qualified in its entirety by reference to (1) the full text of the 2018 Plan, which is incorporated by reference herein as Exhibit 10.1 and (2) the full text of the Amendment, which is attached hereto as Exhibit 10.2, which are both incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2019, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. The proposals are described in more detail in the Proxy Statement. The results of the stockholders’ votes are as follows:

1.	Anthony E. Altig, Mark Auerbach, Richard D. DiMarchi, Ph.D., Myron Z. Holubiak, Helen S. Kim, Alan J. Lewis, Ph.D., Susan Mahony, Ph.D., William R. Ringo, Jr. and Derek A. Small were each elected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Anthony E. Altig	20,992,611	110,819	2,277,223
Mark Auerbach	19,864,856	1,238,574	2,277,223
Richard DiMarchi, Ph.D.	21,028,980	74,450	2,277,223
Myron Z. Holubiak	19,889,695	1,213,735	2,277,223
Helen S. Kim	21,028,484	74,946	2,277,223
Alan J. Lewis, Ph.D.	20,977,317	126,113	2,277,223
Susan Mahony, Ph.D.	19,916,526	1,186,904	2,277,223
William R. Ringo, Jr.	19,827,688	1,275,742	2,277,223
Derek A. Small	21,042,370	61,060	2,277,223

2.	The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,187,530	1,826,063	89,837	2,277,223

3.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
23,358,371	21,403	879

There were no broker non-votes regarding Proposal 3.

4.	The stockholders approved an amendment to the 2018 Plan to among other things, increase the number of shares reserved for issuance thereunder by 1,100,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,355,964	5,733,319	14,147	2,277,223

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Assembly Biosciences, Inc. 2018 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2018).
10.2	Amendment No. 1 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan.

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Assembly Biosciences, Inc. 2018 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 1, 2018).
10.2	Amendment No. 1 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2019	Assembly Biosciences, Inc.

	By:	/s/ Derek A. Small
Derek A. Small
President and Chief Executive Officer

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